SUPPLEMENT

Dated January 3, 2006

To

Prospectus Dated April 29, 2005

VARIABLE COMPLIFE

Issued by

The Northwestern Mutual Life Insurance Company

And

Northwestern Mutual Variable Life Account

Following the close of business on the last business day of 2005, the current annual charge for mortality and expense risks is reduced from an annual rate of .60% to .45% of the assets of the Account. The corresponding changes are made to the Prospectus as follows:

1.	In the fifth row of the table on page 3 under the heading “Periodic Charges Other than Fund Operating Expenses,” the “Current Amount Deducted” for “Charge for Mortality and Expense Risks” is reduced as of January 1, 2006 from an annual rate of .60% of the assets of the Account to .45%.” The “Maximum Amount Deducted” remains unchanged as an annual rate of .60% and is no longer the same as the “Current Amount Deducted.”

2.	In the first paragraph under the heading “Charges Against the Account Assets” on page 15 the second sentence is amended to read as follows: “The current charge is at the annual rate of .45% of the assets of the Account, not to exceed a maximum annual rate of .60%.”

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